UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 31, 2021, Grant Thornton LLP (“Grant Thornton”), the independent registered public accounting firm of GWG Holdings, Inc. (the “Company”), notified the Company that it will not stand for reappointment as the Company’s independent registered public accounting firm.

Grant Thornton’s audit report on the Company’s financial statements for the year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified. Grant Thornton’s audit report included an explanatory paragraph regarding the Company’s ability to continue as a going concern in accordance with Public Company Accounting Oversight Board Auditing Standard AS 2415. Grant Thornton did not audit the Company’s financial statements for any period prior to the year ended December 31, 2020.

During the year ended December 31, 2020 and through January 6, 2022, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report for such year and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such year and through January 6, 2022, except for the two material weaknesses in the Company’s internal control over financial reporting as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The Company’s audit committee discussed such material weaknesses with Grant Thornton, and the Company has authorized Grant Thornton to respond fully to the inquiries of the Company’s successor accounting firm concerning such matters.

The Company has provided Grant Thornton with a copy of the disclosure set forth in this report and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree, as required by SEC rules. A copy of Grant Thornton’s letter, dated January 6, 2022, stating its agreement with the above statements is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: January 6, 2022	By:	/s/ Timothy L. Evans
	Name:	Timothy L. Evans
	Title:	Chief Financial Officer

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